UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2017

GRANDPARENTS.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	000-21537	93-1211114
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

589 Eighth Avenue
6th Floor
New York, NY
(Address of principal executive offices) (Zip code)

(646) 839-8800
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2017, Grandparents.com, Inc. (the "Company") received notice from the OTC Markets Group, Inc. (“OTC Markets”) that OTC Markets would transfer the Company’s listing from the OTCQB market to OTC Pink Current Information market, effective April 4, 2017, for failure to submit payment of the OTCQB annual fee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 7, 2017	By:	/s/ Lee Lazarus
Lee Lazarus
Chief Operating Officer

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